UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2002

                           NORTHPORT INVESTMENTS INC.
             (Exact name of Registrant as specified in its charter)

   Nevada                         000-28235                         98-0204677
 (State or Other                (Commission File                   (IRS Employer
Jurisdiction of                    Number)                        Identification
  Incorporation)                                                       Number)

   Unit #10, 8980 Fraserwood Court, Burnaby, British Columbia, Canada, V5J 5H7
               (Address of principal executive offices) (Zip Code)

                                 (604) 438-3598
              (Registrant's telephone number, including area code)


Item 1. Changes in Control of Registrant

On May 6, 2002, Northport Investments Inc. (the "Registrant") entered into a Share Exchange Agreement ( " Agreement") , by and among, the Registrant, ATC Systems Inc. ("ATC"), and the shareholders of ATC therein (the "ATC Shareholders"). Pursuant to the Share Exchange Agreement, the Registrant acquired from the ATC Shareholders all of the shares of ATC in exchange for sixteen million, one hundred and forty thousand (16,140,000) shares ( "Shares") of the Registrant's common stock representing 97.00% of the issued and outstanding shares of the Registrant after giving effect to the Acquisition.

On June 15, 2002, the parties entered into a modification agreement ("Modification") which extends the date of closing of the Agreement.

The Registrant has learned that the final approval ( Approval) of the Ministry of Foreign Technology and Economic Cooperation(MOFTEC) to the business of ATC through its Chinese subsidiary, Dalian Northport Information Co. Ltd. (FJV), has not been issued. Such approval is necessary for the FJV to officially commence business, accordingly the parties have agreed to extend the closing date of the Agreement until the Approval is issued , provided it is issued on or before six months from the date of the Modification.

Item 2.   Acquisition or Disposition of Assets

The information set forth above under "Item 1. Changes in Control of Registrant" is incorporated herein by reference.

As described in Item 1 above, pursuant to the Share Exchange Agreement, the Registrant acquired all of the issued and outstanding stock of ATC. In consideration therefore, the Registrant issued to the ATC Shareholders sixteen million, one hundred and forty thousand (16,140,000) shares of the Registrant's common stock. The Shares have been allotted but not issued and will be formally issued once the MOFTEC approval referred to in Item 1. above has been received.

Item 6.   Resignations of Registrant's Directors

The information set forth above under "Item 1. Changes in Control of Registrant" is incorporated herein by reference.

Pursuant to the terms of the Share Exchange Agreement, Gao Yao, Guo Wei, Xiang Dong Liu and Mr. Stephen Dadson became members of the board of directors of the Registrant. Stephen Dadson was appointed Chief Executive Officer("CEO").

The newly appointed directors of the Registrant, namely Gao Yao, Guo Wei, Xiang Dong Liu and Stephen Dadson will remain as directors. Stephen Dadson will continue as CEO.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this item were not included in the original report on Form 8-K and will be filed during the relevant allowable time period after the formal Closing Date of the transaction.

(c)   Exhibits

1.1   Modification Agreement dated June 15,2002

                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   Northport Investments Inc.
   Registrant

DATED: June 27, 2002     By:   /s/ Yan Zhao
                            ----------------------------
                            Name: Yan Zhou
                            Title: President


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Exhibit 1.1

                              MODIFICATON AGREEMENT

Dated for reference this 15th day of June 2002

Between:

Jia Zhang Bo, Zhao Yan,Xiang Dong Liu business persons of Rm 512A no 1 Huoju Rd. Qixianling Industrial Base High-Tech Zone PR China
Yao Gao businesswoman of 5 Xiao Bao Fang Hu Tong Dong Dan Dongcheng District Beijing PRC
Wei Guo Rm businessman of 102# 66-2 Wanguanhe Rd. Haidan District Beijing PRC Edward Chen businessman of 221 1465 Parkway Blvd. Coquitlam British Columbia Canada
Richard Wang businessman of 2 7051 ash Cres. Vancouver British Columbia Canada Karen Dadson businesswoman of 3263 West 48th Ave. Vancouver British Columbia Canada
Brian Roberts businessman of 7057 Woodcrest Place Delta British Columbia
Jia Zhang Bo representing those persons described in schedule A
AND

Dalian Telecommunication and Electronic Technology Co Ltd with an office at Rm 512A no 1 Huoju Rd. Qixianling Industrial Base High-Tech Zone FJV PR China

(collectively called the Shareholders)

AND

Northport Investments Inc., a Nevada Company with international offices at 8980 Fraserwood Court Unit # 10 Burnaby British Columbia
(Pubco)

AND

ATC Systems Inc., a British Columbia Company with offices at 8980 Fraserwood Court Unit # 10 Burnaby British Columbia Canada
(ATC)

Whereas

1.   ATC owns 90% of Dalian Northport Information Co Ltd (FJV);
2. Pubco acquired the shares of ATC under an agreement dated May 6th 2002 (Agreement) in exchange for its promise to issue its shares (Shares) to the Shareholders;
3. The FJV acquired certain assets from Dalian Beigang Information Industry Development Co Ltd.(NOPO) in order to expand Tenet, a new system application software service business (Business);
4. ATC has been informed that MOFTEC has granted preliminary approval to the FJV but final approval has not yet been issued;
5. The FJV requires the final approval (Approval) of the Ministry of Foreign Technology and Economic Cooperation (MOFTEC) before the FJV can legally commence the Business;
6.   Pubco has not yet made delivery of the Shares to the Shareholders; and
7. Pubco and the Shareholders agree that it is in the best interest of the Parties hereto to extend the Closing Date until MOFTEC has granted final approval to the FJV in accordance with this agreement.

NOW THEREFORE this Agreement witnesses that in consideration of the premises and the respective covenants and agreements herein contained, the parties hereto covenant and agree as follows:


1. The parties agree that the Agreement is hereby modified to extend the Closing Date, as defined therein, to a new date being that date when the Approval is given by MOFTEC provided such Approval is within 6 months from the date hereof.

2. The parties agree that for all other purposes the Agreement is in effect and is binding upon the parties provided that upon the new Closing Date the warranties, representations, and conditions of the Agreement are in effect.

3. Pubco agrees to make such filings as are necessary with the SEC to ensure that there is full and proper disclosure of this agreement

4. ATC agrees to pursue MOFTEC to ensure that the Approval is issued as soon as possible.

5. The parties agree that Pubco's board of directors (Board)will remain the same provided however that the new Board appointments, made as a consequence of the Agreement, will remain in effect even though the Agreement has not yet closed however if the Approval is not given the Board will revert to its membership prior to the Agreement.

6. This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors and permitted assigns.


IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.


By

/s/Jia Zhang Bo


/s/Zhao Yan


/s/Xiang Dong Liu


/s/Edward Chen


/s/Richard Wang


/s/Karen Dadson


/s/Brian Roberts


Dalian Telecommunication and Electronic Technology Co Ltd

Witnessed by

/s/Jia Zhang Bo
---------------
(director)


NORTHPORT INVESTMENTS INC.
Witnessed by

/s/Richard Wang
------------------------
Richard Wang (director)

/s/Zhao Yan
------------------------
Zhao Yan (director)

ATC Systems Inc.
Witnessed by

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